EXHIBIT 99.1

AssetMark Reports $119.4B Platform Assets for Second Quarter 2024

CONCORD, Calif., July 18, 2024, (GLOBE NEWSWIRE) — AssetMark Financial Holdings, Inc. (NYSE: AMK) today announced financial results for the quarter ended June 30, 2024.

Second Quarter 2024 Financial and Operational Highlights

•Net income for the quarter was $32.3 million, or $0.43 per share.
•Adjusted net income for the quarter was $49.8 million, or $0.66 per share, on total revenue of $198.5 million.
•Adjusted EBITDA for the quarter was $71.9 million, or 36.2% of total revenue.
•Platform assets increased 18.5% year-over-year to $119.4 billion. Quarter-over-quarter platform assets were up 2.1%, due to market impact net of fees of $0.8 billion and quarterly net flows of $1.7 billion.
•Year-to-date annualized net flows as a percentage of beginning-of-year platform assets were 6.1%.
•More than 4,300 new households and 164 new producing advisors joined the AssetMark platform during the second quarter. In total, as of June 30, 2024, there were over 9,200 advisors (approximately 3,200 were engaged advisors) and over 261,000 investor households on the AssetMark platform.
•We realized a 20.2% annualized production lift from existing advisors for the second quarter, indicating that advisors continued to grow organically and increase wallet share on our platform.
•In April, we signed a definitive agreement to be acquired by GTCR. The transaction is subject to customary closing conditions and required regulatory approvals and is still expected to close in Q4 2024.

Second Quarter 2024 Key Operating Metrics

	2Q23	2Q24	Variance per year
Operational metrics:
Platform assets (at period-beginning) (millions of dollars)	$96,203	$116,901	21.5%
Net flows (millions of dollars)	1,695	1,703	0.5%
Market impact net of fees (millions of dollars)	2,864	783	(72.7)%
Platform assets (at period-end) (millions of dollars)	$100,762	$119,387	18.5%
Net flows lift (% of beginning of year platform assets)	1.9%	1.6%	-30 bps
Advisors (at period-end)	9,323	9,245	(0.8)%
Engaged advisors (at period-end)	3,032	3,238	6.8%
Assets from engaged advisors (at period-end) (millions of dollars)	$93,109	$111,897	20.2%
Households (at period-end)	247,934	261,341	5.4%
New producing advisors	188	164	(12.8)%
Production lift from existing advisors (annualized %)	20.2%	20.2%	0 bps
Assets in custody at ATC (at period-end) (millions of dollars)	$74,074	$88,681	19.7%
ATC client cash (at period-end) (millions of dollars)	$2,942	$2,933	(0.3)%

Financial metrics:
Total revenue (millions of dollars)*	$175.5	$198.5	13.1%
Net income (millions of dollars)	$32.9	$32.3	(1.8)%
Net income margin (%)	18.7%	16.3%	-240 bps
Capital expenditure (millions of dollars)	$11.2	$13.0	16.1%

Non-GAAP financial metrics:
Adjusted EBITDA (millions of dollars)	$60.4	$71.9	19.0%
Adjusted EBITDA margin (%)	34.4%	36.2%	180 bps
Adjusted net income (millions of dollars)	$41.2	$49.8	20.9%
Note: Percentage variance based on actual numbers, not rounded results
All metrics include Adhesion data, except "New producing advisors," "Production lift from existing advisors" in 2023 and ATC related metrics
*The Company reclassified $7.7 million representing three months of 2023 spread-based expenses to offset spread-based revenue to account for interest credited to customer accounts on a net basis during the three months ended June 30, 2023.

Webcast and Conference Call Information

As previously announced, on April 25, 2024, AssetMark entered into an agreement to be acquired by GTCR (the “Transaction”). A copy of the press release announcing the Transaction can be found on the investor relations page of AssetMark’s website. Additional details and information about the Transaction are included in the Current Report on Form 8-K filed by AssetMark with the Securities and Exchange Commission ("SEC") on April 25, 2024. The Transaction is subject to customary closing conditions and required regulatory approvals and is expected to close in Q4 2024.

Given the announced Transaction, AssetMark will not be hosting an earnings call and webcast to discuss its second quarter 2024 results and is withdrawing all previously provided financial guidance. For further information about AssetMark’s financial performance please refer to AssetMark’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, which is expected to be filed on August 6, 2024 with the SEC.

About AssetMark Financial Holdings, Inc.

AssetMark operates a wealth management platform that powers independent financial advisors and their clients. Together with our affiliates Voyant and Adhesion Wealth, we serve advisors of all models at every stage of their journey with flexible, purpose-built solutions that champion client engagement and drive efficiency. Our ecosystem of solutions equips advisors with services and capabilities that would otherwise require significant investments of time and money, ultimately enabling them to deliver better investor outcomes and enhance their productivity, profitability and client satisfaction.

Founded in 1996 and based in Concord, California, the company has over 1,000 employees. Today, the AssetMark platform serves over 9,200 financial advisors and over 261,000 investor households. As of June 30, 2024, the company had $119.4 billion in platform assets.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future financial and operating performance, which involve risks and uncertainties. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “will,” “may,” “could,” “should,” “believe,” “expect,” “estimate,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023, which is on file with the Securities and Exchange Commission and available on our investor relations website at http://ir.assetmark.com. Additional information will be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, which is expected to be filed on August 6, 2024. All information provided in this press release is based on information available to us as of the date of this press release and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this press release, which are inherently uncertain. We undertake no duty to update this information unless required by law.

AssetMark Financial Holdings, Inc.
Unaudited Condensed Consolidated Balance Sheets
(in thousands except share data and par value)

	June 30, 2024	December 31, 2023
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$189,682	$217,680
Restricted cash	16,000	15,000
Investments, at fair value	21,500	18,003
Fees and other receivables, net	21,552	21,345
Income tax receivable, net	9,783	1,890
Prepaid expenses and other current assets	16,298	17,193
Total current assets	274,815	291,111
Property, plant and equipment, net	9,002	8,765
Capitalized software, net	118,577	108,955
Other intangible assets, net	678,897	684,142
Operating lease right-of-use assets	21,831	20,408
Goodwill	487,909	487,909
Other assets	26,382	19,273
Total assets	$1,617,413	$1,620,563
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$645	$288
Accrued liabilities and other current liabilities	83,360	75,554
Total current liabilities	84,005	75,842
Long-term debt, net	—	93,543
Other long-term liabilities	21,301	18,429
Long-term portion of operating lease liabilities	27,372	26,295
Deferred income tax liabilities, net	139,072	139,072
Total long-term liabilities	187,745	277,339
Total liabilities	271,750	353,181
Stockholders’ equity:
Common stock, $0.001 par value (675,000,000 shares authorized and 74,743,985 and 74,372,889 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively)	75	74
Additional paid-in capital	968,702	960,700
Retained earnings	376,900	306,622
Accumulated other comprehensive loss	(14)	(14)
Total stockholders’ equity	1,345,663	1,267,382
Total liabilities and stockholders’ equity	$1,617,413	$1,620,563

AssetMark Financial Holdings, Inc.
Unaudited Condensed Consolidated Statements of Comprehensive Income
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue:
Asset-based revenue	$158,878	$137,336	$308,862	$268,375
Spread-based revenue*	28,853	29,560	58,946	61,559
Subscription-based revenue	4,306	3,693	8,558	7,237
Other revenue	6,454	4,932	12,391	8,648
Total revenue	198,491	175,521	388,757	345,819
Operating expenses:
Asset-based expenses	48,347	39,344	93,200	76,778
Spread-based expenses	341	292	730	585
Employee compensation	51,902	48,099	101,909	95,010
General and operating expenses	27,821	24,354	55,145	50,043
Professional fees	12,732	8,372	18,813	13,765
Depreciation and amortization	10,296	8,684	20,218	17,112
Total operating expenses	151,439	129,145	290,015	253,293
Interest expense	2,202	2,137	4,496	4,484
Other (income) expense, net	(196)	(288)	(528)	19,577
Income before income taxes	45,046	44,527	94,774	68,465
Provision for income taxes	12,732	11,650	24,496	18,366
Net income	32,314	32,877	70,278	50,099
Net comprehensive income	$32,314	$32,877	$70,278	$50,099
Net income per share attributable to common stockholders:
Basic	$0.43	$0.44	$0.94	$0.68
Diluted	$0.43	$0.44	$0.94	$0.67
Weighted average number of common shares outstanding, basic	74,487,417	73,986,326	74,435,341	73,938,510
Weighted average number of common shares outstanding, diluted	75,283,986	74,505,158	75,109,611	74,325,580
*The Company reclassified $7.7 million and $14.0 million from spread-based expenses to offset spread-based revenue to account for interest credited to customer accounts on a net basis for the three and six months ended June 30, 2023, respectively

AssetMark Financial Holdings, Inc.
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Six Months Ended June 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$70,278	$50,099
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,218	17,112
Interest expense, net	(321)	(45)
Share-based compensation	8,003	7,974
Debt acquisition cost write-down	255	92
Changes in certain assets and liabilities:
Fees and other receivables, net	(457)	(863)
Receivables from related party	250	480
Prepaid expenses and other current assets	2,812	2,954
Accounts payable, accrued liabilities and other current liabilities	6,291	13,614
Income tax receivable and payable, net	(7,893)	14,062
Net cash provided by operating activities	99,436	105,479
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Adhesion Wealth	—	(3,000)
Purchase of investments	(2,099)	(1,528)
Sale of investments	179	257
Purchase of property and equipment	(1,530)	(469)
Purchase of computer software	(23,302)	(20,920)
Purchase of convertible notes	(5,932)	(4,275)
Net cash used in investing activities	(32,684)	(29,935)
CASH FLOWS FROM FINANCING ACTIVITIES
Payments on term loan	(93,750)	(25,000)
Net cash used in financing activities	(93,750)	(25,000)
Net change in cash, cash equivalents, and restricted cash	(26,998)	50,544
Cash, cash equivalents, and restricted cash at beginning of period	232,680	136,274
Cash, cash equivalents, and restricted cash at end of period	$205,682	$186,818
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net	$32,378	$4,298
Interest paid	$4,178	$5,736
Non-cash operating and investing activities:
Non-cash changes to right-of-use assets	$4,183	$1,795
Non-cash changes to lease liabilities	$4,183	$1,795

Explanations and Reconciliations of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe adjusted EBITDA, adjusted EBITDA margin and adjusted net income, all of which are non-GAAP measures, are useful in evaluating our performance. We use adjusted EBITDA, adjusted EBITDA margin and adjusted net income to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that such non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, such non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA is defined as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments set forth below. Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue. Adjusted EBITDA and adjusted EBITDA margin are useful financial metrics in assessing our operating performance from period to period because they exclude certain items that we believe are not representative of our core business, such as certain material non-cash items and other adjustments such as share-based compensation, strategic initiatives and reorganization and integration costs. We believe that adjusted EBITDA and adjusted EBITDA margin, viewed in addition to, and not in lieu of, our reported GAAP results, provide useful information to investors regarding our performance and overall results of operations for various reasons, including:
•non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance; and
•costs associated with acquisitions and the resulting integrations, debt refinancing, restructuring, conversions, as well as other non-recurring litigation costs, can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance.

We use adjusted EBITDA and adjusted EBITDA margin:
•as measures of operating performance;
•for planning purposes, including the preparation of budgets and forecasts;
•to allocate resources to enhance the financial performance of our business;
•to evaluate the effectiveness of our business strategies;
•in communications with our board of directors concerning our financial performance; and
•as considerations in determining compensation for certain employees.
Adjusted EBITDA and adjusted EBITDA margin have limitations as analytical tools, and should not be considered in isolation to, or as substitutes for, analysis of our results as reported under GAAP. Some of these limitations are:
•adjusted EBITDA and adjusted EBITDA margin do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•adjusted EBITDA and adjusted EBITDA margin do not reflect changes in, or cash requirements for, working capital needs;
•adjusted EBITDA and adjusted EBITDA margin do not reflect interest expense on our debt or the cash requirements necessary to service interest or principal payments; and
•the definitions of adjusted EBITDA and adjusted EBITDA margin can differ significantly from company to company and as a result have limitations when comparing similarly titled measures across companies.

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted EBITDA for the three and six months ended June 30, 2024 and 2023 (unaudited).

	Three Months Ended June 30,		Three Months Ended June 30,
(in thousands except for percentages)	2024	2023	2024	2023
Net income	$32,314	$32,877	16.3%	18.7%
Provision for income taxes	12,732	11,650	6.4%	6.6%
Interest income	(4,362)	(2,509)	(2.1)%	(1.4)%
Interest expense	2,202	2,137	1.1%	1.2%
Depreciation and amortization	10,296	8,684	5.2%	5.0%
EBITDA	$53,182	$52,839	26.9%	30.1%
Share-based compensation(1)	3,835	4,152	1.9%	2.4%
Reorganization and integration costs(2)	3,200	3,556	1.6%	2.0%
Merger and acquisition expenses(3)	11,002	(140)	5.5%	(0.1)%
Long-term incentive cash awards(4)	398	—	0.2%	—
Other (income) expense, net	256	(10)	0.1%	—
Adjusted EBITDA	$71,873	$60,397	36.2%	34.4%

	Six Months Ended June 30,		Six Months Ended June 30,
(in thousands except for percentages)	2024	2023	2024	2023
Net income	$70,278	$50,099	18.1%	14.5%
Provision for income taxes	24,496	18,366	6.3%	5.3%
Interest income	(8,385)	(4,560)	(2.2)%	(1.3)%
Interest expense	4,496	4,484	1.2%	1.3%
Depreciation and amortization	20,218	17,112	5.2%	5.0%
EBITDA	$111,103	$85,501	28.6%	24.8%
Share-based compensation(1)	8,003	7,974	2.1%	2.3%
Reorganization and integration costs(2)	5,962	5,465	1.5%	1.6%
Merger and acquisition expenses(3)	12,090	173	3.1%	—
Long-term incentive cash awards(4)	398	—	0.1%	—
Business continuity plan(5)	—	(6)	—	—
Accrual for SEC settlement(6)	—	20,000	—	5.8%
Other (income) expense, net	224	77	—	—
Adjusted EBITDA	$137,780	$119,184	35.4%	34.5%
(1)“Share-based compensation” represents granted share-based compensation in the form of restricted stock unit and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.
(2)“Reorganization and integration costs” includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.
(3)“Merger and acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions and costs related to the merger with GTCR.
(4) “Long-term incentive cash awards” represents deferred cash bonuses granted in June 2024 in lieu of share-based compensation to certain of our directors and employees. The bonuses vest on the earlier of the one-year anniversary of the grant or our completed merger with GTCR.
(5)“Business continuity plan” includes incremental compensation and other costs that are directly related to a transition to a hybrid workforce in 2022.
(6)“Accrual for SEC settlement” represents an accrual that pertains to a settled SEC matter from 2023 discussed in Note 12 of notes to unaudited condensed consolidated financial statements in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

Set forth below is a summary of the adjustments involved in the reconciliation from net income and net income margin, the most directly comparable GAAP financial measures, to adjusted EBITDA and adjusted EBITDA margin for three and six months ended June 30, 2024 and 2023 (unaudited), broken out by compensation and non-compensation expenses (unaudited).

	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$3,835	$—	$3,835	$4,152	$—	$4,152
Reorganization and integration costs(2)	1,675	1,525	3,200	1,204	2,352	3,556
Merger and acquisition expenses(3)	—	11,002	11,002	—	(140)	(140)
Long-term incentive cash awards(4)	398	—	398	—	—	—
Other (income) expense, net	—	256	256	—	(10)	(10)
Total adjustments to adjusted EBITDA	$5,908	$12,783	$18,691	$5,356	$2,202	$7,558

	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	1.9%	—	1.9%	2.4%	—	2.4%
Reorganization and integration costs(2)	0.8%	0.8%	1.6%	0.7%	1.3%	2.0%
Merger and acquisition expenses(3)	—	5.5%	5.5%	—	(0.1)%	(0.1)%
Long-term incentive cash awards(4)	0.2%	—	0.2%	—	—	—
Other (income) expense, net	—	0.1%	0.1%	—	—	—
Total adjustments to adjusted EBITDA margin %	2.9%	6.4%	9.3%	3.1%	1.2%	4.3%
(1)Share-based compensation” represents granted share-based compensation in the form of restricted stock unit and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.
(2)“Reorganization and integration costs” includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.
(3)“Merger and acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions and costs related to the merger with GTCR.
(4)“Long-term incentive cash awards” represents deferred cash bonuses granted in June 2024 in lieu of share-based compensation to certain of our directors and employees. The bonuses vest on the earlier of the one-year anniversary of the grant or our completed merger with GTCR.

	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$8,003	$—	$8,003	$7,974	$—	$7,974
Reorganization and integration costs(2)	3,206	2,756	5,962	2,269	3,196	5,465
Merger and acquisition expenses(3)	—	12,090	12,090	100	73	173
Long-term incentive cash awards(4)	398	—	398	—	—	—
Business continuity plan(5)	—	—	—	—	(6)	(6)
Accrual for SEC settlement(6)	—	—	—	—	20,000	20,000
Other (income) expense, net	—	224	224	—	77	77
Total adjustments to adjusted EBITDA	$11,607	$15,070	$26,677	$10,343	$23,340	$33,683

	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	2.1%	—	2.1%	2.3%	—	2.3%
Reorganization and integration costs(2)	0.8%	0.7%	1.5%	0.7%	0.9%	1.6%
Merger and acquisition expenses(3)	—	3.1%	3.1%	—	—	—
Long-term incentive cash awards(4)	0.1%	—	0.1%	—	—	—
Business continuity plan(5)	—	—	—	—	—	—
Accrual for SEC settlement(6)	—	—	—	—	5.8%	5.8%
Other (income) expense, net	—	—	—	—	—	—
Total adjustments to adjusted EBITDA margin %	3.0%	3.8%	6.8%	3.0%	6.7%	9.7%
(1) “Share-based compensation” represents granted share-based compensation in the form of restricted stock unit and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.
(2)“Reorganization and integration costs” includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.
(3)“Merger and acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions and costs related to the merger with GTCR.
(4) “Long-term incentive cash awards” represents deferred cash bonuses granted in June 2024 in lieu of share-based compensation to certain of our directors and employees. The bonuses vest on the earlier of the one-year anniversary of the grant or our completed merger with GTCR.
(5)“Business continuity plan” includes incremental compensation and other costs that are directly related to a transition to a hybrid workforce in 2022.
(6)“Accrual for SEC settlement” represents an accrual that pertains to a settled SEC matter from 2023 discussed in Note 12 of notes to unaudited condensed consolidated financial statements in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

Adjusted Net Income
Adjusted net income represents net income before: (a) share-based compensation expense, (b) amortization of acquisition-related intangible assets, (c) acquisition and related integration expenses, (d) restructuring and conversion costs and (e) certain other expenses. Reconciled items are tax effected using the income tax rates in effect for the applicable period, adjusted for any potentially non-deductible amounts. We prepared adjusted net income to eliminate the effects of items that we do not consider indicative of our core operating performance. We believe that adjusted net income, viewed in addition to, and not in lieu of, our reported GAAP results, provides useful information to investors regarding our performance and overall results of operations for various reasons, including the following:
•non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance;
•costs associated with acquisitions and related integrations, debt refinancing, restructuring and conversions can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance; and
•amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; as such, the amortization of intangible assets obtained in acquisitions is not considered a key measure of our operating performance.
Adjusted net income does not purport to be an alternative to net income or cash flows from operating activities. The term adjusted net income is not defined under GAAP, and adjusted net income is not a measure of net income, operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, adjusted net income has limitations as an analytical tool and should not be considered in isolation to, or as a substitute for, analysis of our results as reported under GAAP. Some of these limitations are:
•adjusted net income does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•adjusted net income does not reflect changes in, or cash requirements for, working capital needs; and
•other companies in the financial services industry may calculate adjusted net income differently than we do, limiting its usefulness as a comparative measure.

The schedule set forth below presents the Company’s GAAP results from the Condensed Consolidated Statements of Comprehensive Income (unaudited) for the three and six months ended June 30, 2024 and 2023, with certain line items adjusted for the items described above. Included below is also a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three and six months ended June 30, 2024 and 2023 (unaudited).

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue:
Asset-based revenue	$158,878	$137,336	$308,862	$268,375
Spread-based revenue(1)	28,853	29,560	58,946	61,559
Subscription-based revenue	4,306	3,693	8,558	7,237
Other revenue	6,454	4,932	12,391	8,648
Total revenue	198,491	175,521	388,757	345,819
Operating expenses:
Asset-based expenses	48,347	39,344	93,200	76,778
Spread-based expenses	341	292	730	585
Adjusted employee compensation(2)	45,994	42,743	90,302	84,667
Adjusted general and operating expenses(2)	21,966	23,731	47,582	48,536
Adjusted professional fees(2)	6,060	6,783	11,530	12,009
Adjusted depreciation and amortization(3)	8,116	6,504	15,858	12,758
Total adjusted operating expenses	130,824	119,397	259,202	235,333
Interest expense	2,202	2,137	4,496	4,484
Adjusted other expenses, net(2)	(452)	(278)	(752)	(500)
Adjusted income before income taxes	65,917	54,265	125,811	106,502
Adjusted provision for income taxes(4)	16,150	13,023	30,824	25,560
Adjusted net income	$49,767	$41,242	$94,987	$80,942
Net income per share attributable to common stockholders:
Adjusted earnings per share	$0.66	$0.55	$1.26	$1.09
Weighted average number of common shares outstanding, diluted	75,283,986	74,505,158	75,109,611	74,325,580
(1) The Company reclassified $7.7 million and $14.0 million from spread-based expenses to offset spread-based revenue to account for interest credited to customer accounts on a net basis for the three and six months ended June 30, 2023, respectively.
(2) Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(3) Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(4) Consists of adjustments to normalize our estimated tax rate in determining adjusted net income.

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three and six months ended June 30, 2024 and 2023 (unaudited).

	Three months ended June 30, 2024			Three months ended June 30, 2023
Reconciliation of Non-GAAP Presentation	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$158,878	$—	$158,878	$137,336	$—	$137,336
Spread-based revenue(1)	28,853	—	28,853	29,560	—	29,560
Subscription-based revenue	4,306	—	4,306	3,693	—	3,693
Other revenue	6,454	—	6,454	4,932	—	4,932
Total revenue	198,491	—	198,491	175,521	—	175,521
Operating expenses:
Asset-based expenses	48,347	—	48,347	39,344	—	39,344
Spread-based expenses	341	—	341	292	—	292
Employee compensation(2)	51,902	(5,908)	45,994	48,099	(5,356)	42,743
General and operating expenses(2)	27,821	(5,855)	21,966	24,354	(623)	23,731
Professional fees(2)	12,732	(6,672)	6,060	8,372	(1,589)	6,783
Depreciation and amortization(3)	10,296	(2,180)	8,116	8,684	(2,180)	6,504
Total operating expenses	151,439	(20,615)	130,824	129,145	(9,748)	119,397
Interest expense	2,202	—	2,202	2,137	—	2,137
Other expenses, net(2)	(196)	(256)	(452)	(288)	10	(278)
Income before income taxes	45,046	20,871	65,917	44,527	9,738	54,265
Provision for income taxes(4)	12,732	3,418	16,150	11,650	1,373	13,023
Net income	$32,314		$49,767	$32,877		$41,242
(1) The Company reclassified $7.7 million and $14.0 million from spread-based expenses to offset spread-based revenue to account for interest credited to customer accounts on a net basis for the three and six months ended June 30, 2023, respectively.
(2) Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(3) Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(4) Consists of adjustments to normalize our estimated tax rate in determining adjusted net income.

	Six months ended June 30, 2024			Six months ended June 30, 2023
Reconciliation of Non-GAAP Presentation	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$308,862	$—	$308,862	$268,375	$—	$268,375
Spread-based revenue(1)	58,946	—	58,946	61,559	—	61,559
Subscription-based revenue	8,558	—	8,558	7,237	—	7,237
Other revenue	12,391	—	12,391	8,648	—	8,648
Total revenue	388,757	—	388,757	345,819	—	345,819
Operating expenses:
Asset-based expenses	93,200	—	93,200	76,778	—	76,778
Spread-based expenses	730	—	730	585	—	585
Employee compensation(2)	101,909	(11,607)	90,302	95,010	(10,343)	84,667
General and operating expenses(2)	55,145	(7,563)	47,582	50,043	(1,507)	48,536
Professional fees(2)	18,813	(7,283)	11,530	13,765	(1,756)	12,009
Depreciation and amortization(3)	20,218	(4,360)	15,858	17,112	(4,354)	12,758
Total operating expenses	290,015	(30,813)	259,202	253,293	(17,960)	235,333
Interest expense	4,496	—	4,496	4,484	—	4,484
Other expenses, net(2)	(528)	(224)	(752)	19,577	(20,077)	(500)
Income before income taxes	94,774	31,037	125,811	68,465	38,037	106,502
Provision for income taxes(4)	24,496	6,328	30,824	18,366	7,194	25,560
Net income	$70,278		$94,987	$50,099		$80,942
(1) The Company reclassified $7.7 million and $14.0 million from spread-based expenses to offset spread-based revenue to account for interest credited to customer accounts on a net basis for the three and six months ended June 30, 2023, respectively.
(2) Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(3) Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(4) Consists of adjustments to normalize our estimated tax rate in determining adjusted net income.

Set forth below is a summary of the adjustments involved in the reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for three and six months ended June 30, 2024 and 2023 (unaudited), broken out by compensation and non-compensation expenses (unaudited).

	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income			$32,314			$32,877
Acquisition-related amortization(1)	$—	$2,180	2,180	$—	$2,180	2,180
Expense adjustments(2)	2,073	12,527	14,600	1,204	2,212	3,416
Share-based compensation	3,835	—	3,835	4,152	—	4,152
Other (income) expense, net	—	256	256	—	(10)	(10)
Tax effect of adjustments(3)	(1,447)	(1,971)	(3,418)	(1,285)	(88)	(1,373)
Adjusted net income	$4,461	$12,992	$49,767	$4,071	$4,294	$41,242

	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income			$70,278			$50,099
Acquisition-related amortization(1)	$—	$4,360	4,360	$—	$4,354	4,354
Expense adjustments(2)	3,604	14,846	18,450	2,369	23,263	25,632
Share-based compensation	8,003	—	8,003	7,974	—	7,974
Other (income) expense, net	—	224	224	—	77	77
Tax effect of adjustments(3)	(2,844)	(3,484)	(6,328)	(2,482)	(4,712)	(7,194)
Adjusted net income	$8,763	$15,946	$94,987	$7,861	$22,982	$80,942
(1)Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(2)Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation.
(3)Consists of adjustments to normalize our estimated tax rate in determining adjusted net income.
.

Contacts
Investors:
Taylor J. Hamilton, CFA
Head of Investor Relations
InvestorRelations@assetmark.com

Media:
Alaina Kleinman
Head of PR & Communications
alaina.kleinman@assetmark.com

SOURCE: AssetMark Financial Holdings, Inc.